UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 13, 2009
                Date of Report (Date of earliest event reported)

                           NORTHERN EXPLORATIONS LTD.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-125068                 26-3633813
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

  8655 East Via De Ventura, Suite G200
         Scottsdale, Arizona                                        85258
(Address of principal executive offices)                          (Zip Code)

                                 (480) 346-1535
               Registrant's telephone number, including area code

                                      N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on February 11, 2009, the Board of Directors of Northern Explorations Ltd., a Nevada corporation (the "Company") accepted the resignation of Ralph Claussner as the President/Chief Executive Officer and a member of the Board of Directors of the Company. Effective February 11, 2009, the Board of Directors of the Company approved the appointment of Mark Schaftlein as the President/Chief Executive Officer and a member of the Board of Directors of the Company. Mr. Schaftlein shall serve until his successor is duly elected or appointed. Mr. Schaftlein's biography is as follows:

MARK SCHAFTLEIN. For the past twenty years, Mr. Schaftlein has been involved in the consulting and financial services business. Since July 2000, Mr. Schaftlein has been the chief executive officer of Capital Consulting Inc., a financial consulting and advisory firm. Mr. Schaftlein has also been a consultant with Ocean Avenue Advisors LLC, which provided advisory services, and with IW Miller Group Inc. From approximately May 1997 until 2000, Mr. Schaftlein served as president and chief executive offcer of Westmark Group Holdings Inc. During 2003 and 2004, Mr. Schaftlein served as a consultant and the chief financial officer of Far East Energy Corp.

Prior to starting Capital Consulting Inc. and joining Ocean Avenu Advisors LLC, Mr. Schaftlein spent eighteen years in financial services and mortgage banking with Citigroup as well as serving in various executive management positions with various publicly traded companies.

Mr. Schaftlein is a 1980 graduate of Western Kentucky University with a degree in business administration.

FINANCIAL CONSULTANT AGREEMENT

Effective February 13, 2009, the Board of Directors of the Company approved and authorized the execution of a one-year financial consultant agreement (the "Financial Consultant Agreement") with Capital Consulting Inc., a corporation of which Mr. Schaftlein is the sole officer, director and shareholder ("CCI"). In accordance with the terms and provisions of the Financial Consultant Agreement:
(i) Mr. Schaftlein through CCI shall perform any such services as required in his executive capacity as the President/Chief Executive Officer of the Company including, but not limited to: (a) completing an analysis of the business and industry together with a comprehensive background report summarizing the Company's financial profile, (b) work with the Company to secure additional equity participants or merger and acquisition candidates to increase business, and (c) seek additional business relationships beneficial to the Company; and
(ii) the Company shall pay to Mr. Schaftlein through CCI the monthly sum of $10,000 from February 2009 through July 2009 and the monthly sum of $15,000 from August 2009 through January 2010.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1 Financial Consultant Agreement dated Ferbuary 13, 2009 between Northern Explorations Ltd. and Capital Consulting Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTHERN EXPLORATIONS LTD.


DATE: February 17, 2009                       /s/ David Naylor
                                              ----------------------------------
                                       Name:  David Naylor
                                       Title: Chief Financial Officer

                                       3